UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 7, 2020

                  Ford Credit Auto Lease Trust 2020-A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-231819-04

Central Index Key Number: 0001799516

          Ford Credit Auto Lease Two LLC

(Exact Name of Registrant/Depositor as Specified in Charter)

Commission File Number: 333-231819

Central Index Key Number: 0001519881

          Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

                         Delaware

(State or Other Jurisdiction of Incorporation of the Registrant)

                                   13-4347114

(IRS Employer Identification No. of the Registrant)

c/o Ford Motor Company — Ford Credit SPE Management Office World Headquarters, Suite 802 One American Road Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrant)	(Zip Code)

Registrant’s telephone number, including area code:  313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01         Entry into a Material Definitive Agreement.

This Current Report on Form 8-K is being filed to disclose the amendment of the 2020-A Exchange Note Supplement, dated as of January 1, 2020 (the “Exchange Note Supplement”), among CAB East LLC and CAB West LLC (together, the “Borrowers”), U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.  The amendment was completed on July 7, 2020 in connection with an increase in the Required Reserve Amount and a supplemental deposit by the Borrowers to the Reserve Account for Ford Credit Auto Lease Trust 2020-A.  The amendment was completed according to the amendment provisions of the Exchange Note Supplement.

Item 9.01.        Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                               Not applicable

(b)                              Not applicable

(c)                               Not applicable

(d)                             Exhibits:

Exhibit No.	Description

Exhibit 4.3	Amendment No. 1 to Exchange Note Supplement, dated as of July 7, 2020, among CAB East LLC, CAB West LLC, U.S. Bank National Association, HTD Leasing LLC and Ford Motor Credit Company LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD CREDIT AUTO LEASE TWO LLC

By:	/s/ Ryan Hershberger
Name: Ryan Hershberger
Title: President and Assistant Treasurer

Dated: July 7, 2020